SUN COMMUNITIES INVESTOR PRESENTATION (NYSE: SUI) SEPTEMBER 2023 CHERRYWOOD – CLINTON, NY

2 This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc., referred to herein as “we,” “our,” “Sun,” and “the Company,” and from third-party sources indicated herein. Such third-party information has not been independently verified. Sun makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and the Company intends that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements reflect the Company’s current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation, some of which are beyond the Company’s control. These risks and uncertainties and other factors may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks described under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and in the Company’s other filings with the Securities and Exchange Commission, from time to time, such risks, uncertainties and other factors include, but are not limited to:  Outbreaks of disease and related restrictions on business operations;  Changes in general economic conditions, including inflation, deflation and energy costs, the real estate industry and the markets within which the Company operates;  Difficulties in the Company’s ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;  The Company’s liquidity and refinancing demands;  The Company’s ability to obtain or refinance maturing debt;  The Company’s ability to maintain compliance with covenants contained in its debt facilities and its unsecured notes;  Availability of capital;  Changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian dollar, Australian dollar and Pound sterling;  The Company’s ability to maintain rental rates and occupancy levels;  The Company’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures;  Increases in interest rates and operating costs, including insurance premiums and real estate taxes;  Risks related to natural disasters such as hurricanes, earthquakes, floods, droughts and wildfires;  General volatility of the capital markets and the market price of shares of the Company’s capital stock;  The Company’s ability to maintain its status as a REIT;  Changes in real estate and zoning laws and regulations;  Legislative or regulatory changes, including changes to laws governing the taxation of REITs;  Litigation, judgments or settlements;  Competitive market forces;  The ability of purchasers of manufactured homes and boats to obtain financing; and  The level of repossessions by manufactured home and boat lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in the Company’s expectations or otherwise, except as required by law. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by these cautionary statements. CAUTIONARY STATEMENT REGARDING GUIDANCE This presentation includes certain estimates and assumptions included in the Company’s financial, earnings and operational guidance, as presented in its earnings press release and supplemental operating and financial data dated July 26, 2023. These estimates and assumptions represent a range of possible outcomes and may differ materially from actual results. These estimates include contributions from all acquisitions, dispositions and capital markets activity completed through July 26, 2023, and the effect of a property disposition under contract expected to close during the third quarter 2023. These estimates exclude all other prospective acquisitions, dispositions and capital markets activity. These estimates and assumptions are forward-looking based on the Company’s assessment of economic and market conditions and the Company’s assumptions as of the date guidance was issued and are subject to the other risks outlined above under the caption Cautionary Statement Regarding Forward-Looking Statements. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2023, as well as Press Releases and SEC Filings after June 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. SUN COMMUNITIES – COMPANY KEY TOPICS Resilient Real Property Operations Drive Earnings Leading Owner / Operator of Manufactured Housing (“MH”) & Recreational Vehicle (“RV”) Communities, and Marinas Compelling Supply-Demand Fundamentals & Best-in-Class Assets Drive Strong Performance Throughout Economic Cycles Track Record of Growth Investment Grade Balance Sheet 3 Key Topics Manufactured Housing 50% RV 30% Marinas 20% Rental Revenue Breakdown Robust ESG Initiatives SUN OUTDOORS SARASOTA – SARASOTA, FL

4  With ~180,100 MH and RV operational sites and ~48,200 wet slips and dry storage spaces, Sun is the largest publicly traded operator of MH, RV and Marinas Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2023, as well as Press Releases and SEC Filings after June 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1) Calculation of Marinas located in coastal markets include those along the Great Lakes. MH RV  Largest publicly traded owner / operator of MH communities in North America:  299 MH Communities  100K sites  182 best-in-class RV communities with 59K sites located in highly desirable destinations  Largest and most diversified owner and operator of Marinas in the U.S., with 135 Marinas WATER OAK COUNTRY CLUB ESTATES – LADY LAKE, FL Marina SAFE HARBOR EMERALD COAST – NICEVILLE, FLSUN RETREATS LANCASTER COUNTY – NARVON, PA  32K annual sites in North America  27K transient RV sites in North America, 50% of which are candidates for conversion to annual leases  9K sites for expansion and greenfield development  Total 354 MH communities  118K sites, 95.3% occupied  7K sites for expansion and development  2nd largest owner / operator in the UK:  55 holiday parks  18K MH sites  3K transient sites  48K wet slips and dry storage spaces  Over 48K members in our network  81% of Marinas are in coastal markets(1) LEADING OWNER / OPERATOR OF MH, RV AND MARINAS  ~84% of Marinas have a waitlist

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2023, as well as Press Releases and SEC Filings after June 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. 1) Forecasted for the year ending December 31, 2023. RESILIENT REAL PROPERTY OPERATIONS DRIVE EARNINGS Real property 87% Home Sales 9% Service, retail, dining and entertainment 4% 54% of Real Property NOI Derived from MH Forecasted consolidated NOI for the year ending December 31, 2023 87% of NOI Derived from Rental Income Forecasted consolidated NOI for the year ending December 31, 2023 MH 54% RV 24% Marina 22% 5 Detail on Earnings Drivers (in mms) $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 MH, RV and Marina real property NOI North America home sales NOI UK home sales NOI Service, retail, dining and entertainment NOI 2020 2021 2022 2023⁽¹⁾  NOI from real property operations is largest contributor to results 87% 4% 5% 4%

Source: Company information and U.S. Bureau of Labor Statistics. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2023, as well as Press Releases and SEC Filings after June 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. 1) CPI-U 12-month percent change as of July 2023. 2) Same Property MH and Annual RV occupancy, adjusted for recently completed but vacant expansion sites. ROBUST FUNDAMENTALS CONTINUE TO DRIVE OUTPERFORMANCE  5.8% same property NOI growth in 2022 and expecting 5.3% - 6.1% in 2023 driven by:  Consistent annual rental rate increases that exceed expected inflationary cost pressures • Midpoint of 2023 average rental rate increases: North America MH 6.3%, UK MH 7.3%, Annual RV 7.8% and Marina 7.5%  Occupancy gains, including strategic focus on converting transient guests into annual residents, which increases our stream of stable revenue and improves operational efficiencies • Since the start of 2020, we have converted over 6,000 transient sites to annual and we intend to continue driving conversions Steady, Organic Growth 6 MH Average Rental Rate Increases RV Average Rental Rate Increases Occupancy 5.9% 7.7% 9.1% 7.1% 6.9% 6.7% 7.3% 4.0% 11.2% 5.8% 5.3% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023E 6.1% Same Property NOI Growth 2.8% 3.4% 3.4% 3.3% 3.6% 4.0% 4.2% 3.4% 3.4% 4.6% 6.2% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023E⁽¹⁾ CPI-U 1.7% 2.0% 2.9% 3.1% 4.2% 5.4% 6.1% 5.4% 4.8% 7.6% 7.7% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023E⁽¹⁾ CPI-U 6.4% 7.9% 10-Year Actual Average Same Property NOI Growth: 7.2% 10-Year Actual Average Rental Rate Growth: 3.6% 10-Year Actual Average Rental Rate Growth: 4.3% 468 962 1,159 1,133 863 1,665 2,257 1,278 2016 2017 2018 2019 2020 2021 2022 1H23 RV Transient to Annual Conversions 96.6% 97.3% 98.0% 98.4% 98.8% 98.9% 98.6% 98.7% 2016 2017 2018 2019 2020 2021 2022 2Q23 Same Property Occupancy(2)

7 YTD23 Performance Review Reported Core FFO per Share of $1.96 for the quarter ended June 30, 2023, in line with our guidance range • Total same property NOI growth of 6.3% exceeded guidance • Updated 2023 Guidance to reflect higher expected total same property NOI growth of 5.3% - 6.1% and FFO of $7.09 - $7.23, primarily due to lower than expected UK home sales Update as of September 7, 2023: • ~2,200 revenue producing site gains across our MH and RV communities in North America through the end of August, inclusive of ~1,650 transient to annual RV conversions • Labor Day weekend same property transient RV revenue was down 1.5% YoY on a base of 5.7% fewer sites compared to same weekend in 2022 o Adjusting for fewer sites YoY, revenue increased by 4.4% • 2,000+ home sales in the UK through the end of August, on-track with our estimated FY23 sales of 2,800 – 2,900 • No material impact from Hurricane Idalia o MH / RV damage generally limited to debris removal and tree cleanup o Minor repairs needed at 10 marinas Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2023, as well as Press Releases and SEC Filings after June 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. RESILIENT REAL PROPERTY OPERATIONS DRIVE EARNINGS FOREST SPRINGS – GRASS VALLEY, CA

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2023, as well as Press Releases and SEC Filings after June 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. 4Q233Q232Q231Q23Seasonality Same Property NOI 25%25%25%25%MH 18%41%25%16%RV 24%29%27%20%Marina 23%30%26%21%Total Same Property NOI 21%42%27%10%UK Real Property 17%34%33%16%UK Home Sales 19%38%30%13%NOI from UK Operations 9%49%37%5%Service, retail, dining and entertainment NOI 20%35%28%17%Core FFO per Share 2023EPrior GuidanceCore FFO $2.49 - $2.56NAThird quarter 2023, Core FFO per Share $7.09 - $7.23$7.22 - $7.42Full year 2023, Core FFO per Share Expected % Change in 2023FY 2022 Same Property – Expected NOI July 26, 2023 Update Prior FY Guidance Actual Results (millions) 5.2% - 5.8%4.6% - 5.4%$569.7MH NOI (289 properties) 3.4% - 4.6%4.4% - 5.6%$281.7RV NOI (161 properties) 8.0% - 9.0%6.8% - 8.0%$210.8Marina NOI (119 properties) 5.3% - 6.1%5.0% - 6.0%$1,062.2Total Same Property NOI (569 Properties) RESILIENT REAL PROPERTY OPERATIONS DRIVE EARNINGS July 26, 2023 UpdatePrior FY GuidanceUpdated Ranges for Other Guidance Points ($ mms)ted $129.3 - $141.0$141.3 - $147.9UK Operations NOI from real property and home sales $63.6 - $65.6$62.2 - $65.5UK real property NOI $65.7 - $75.4$79.1 - $82.4UK home sales NOI $50.4 - $52.9$53.3 - $55.3Service, retail, dining and entertainment NOI $249.9 - $255.4$252.2 - $256.0General and administrative expenses $18.9 - $21.7$18.9 - $19.7North America home sales contribution to Core FFO SPANISH TRAILS WEST – CASA GRANDE, AZ  2023 Guidance Update 8

9  Same property 10-year average rental rate increase 4.6%; expecting 7.2 - 7.4% increase for total UK portfolio in 2023  Average resident tenure: 7 - 8 years  Occupancy: 90.1% as of June 30, 2023  Expect to increase real property NOI contribution relative to home sales NOI contribution in 3-5 years o FY2022(1) UK NOI: home sales 62% and real property 38% o FY2023E(2) UK NOI: home sales 52% and real property 48%  Existing resident turnover in communities is largest driver of home sales volume  Upgrade campaigns with existing residents allow for home sales without using incremental sites  Expansion of select communities creates new vacancy, which generates home sales and additional site fees  Transient-to-annual conversions of hire fleet (rental homes) depending on demand Turnover 60% Upgrades 20% Expansions 10% Hire fleet 10% Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2023, as well as Press Releases and SEC Filings after June 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. 1) April 8, 2022 – December 31, 2022. 2) Midpoint of FY23 guidance. UK NOI BUILDING BLOCKS Indicative Current Annual Home Sales Volume

10 Manufactured Housing (MH) Source: Company information, Wall Street Research and Zillow. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2023, as well as Press Releases and SEC Filings after June 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1) MH sites in North America only (January 2021 – June 2023). COMPELLING SUPPLY-DEMAND FUNDAMENTALS North America UK 0% 2% 4% 6% 2015 2016 2017 2018 2019 2020 2021 US Inventory Growth by Property Type Manufactured Housing Multifamily GOLDEN SANDS – DEVON, UK • Irreplaceable coastal ‘destination’ locations that are short drives from London and other urban locations • Numerous barriers to entry including strict regulations and scarcity of land • UK holiday community market is highly fragmented • Brexit and other macroeconomic structural factors create demand for domestic vacationing throughout UK • Majority of Sun’s holiday parks are owner-occupied on 20+ year licenses subject to annual rent increases • Average resident tenure now ~8 years (up from ~7 years in 2021) o Strong resident retention YTD in 2023 led to increased real property NOI guidance for UK operations • Virtually no new supply has been added for years • Sun MH Communities provide 25% more space than multi-family and single- family rentals at ~51% less cost per square foot (see slide 21) • 55K+ applications in 2022 to live in a Sun community • Average resident tenure of ~15 years(1) generates steady, growing rental revenue, then home generally sells in place o Annual home move-outs in Sun’s MH communities average 0.4%(1) o Low turnover driven by a $6k - $10k average cost for a resident to move a home • North American MH portfolio 96.2% occupied at June 30, 2023, 95.9% average occupancy for the five years ended December 31, 2022 Supply Demand Supply Demand

11 Manufactured Housing (MH) – North America Residents Moved into MH Communities in Record Numbers US unemployment rate and SUI same property occupancy Source: Company information and U.S. Bureau of Labor Statistics. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2023, as well as Press Releases and SEC Filings after June 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1) Includes 54 managed and owned parks. 2) As of August 31, 2023. Manufactured Housing (MH) – UK 1,174 1,116 1,299 1,357 1,423 1,618 1,632 1,930 1,921 2,012 2,166 2,131 2,194 2,066 2,368 2,915 2,020 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD23⁽²⁾ Global Financial Crisis Brexit uncertainty COVID-19 Brexit vote Resilient Through Economic Uncertainty Holiday Home Sales (number of units) TOWN & COUNTRY – TRAVERSE CITY, MI  Resilient demand through the Global Financial Crisis COMPELLING SUPPLY – DEMAND FUNDAMENTALS 5.8% 9.3% 9.6% 8.9% 8.1% 76% 80% 84% 88% 0% 4% 8% 12% 2008 2009 2010 2011 2012 SU I S am e Pr op er ty O cc up an cy U S U ne m pl oy m en t R at e US Unemployment Rate SUI Same Property Occupancy (1) (1)

12 RV Continued Demand for Affordable Vacationing Despite Declining RV Sales Growth in annual RV shipments and historical RV revenue growth  Installed base: 11.2 million households own an RV versus 1.7 million RV campsites in the U.S.  From 2008-2012, RV revenue for a portfolio of independent, single park operators grew at a 4.4%(2) CAGR  ~169K new guests visited a Sun RV community in 2022  RVs stay in Sun’s communities for ~8 years on average(3) Source: Company information, KOA, RVIA. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2023, as well as Press Releases and SEC Filings after June 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1) New RV shipments. 2) Represents a portfolio of independently owned and operated RV community franchises that the Company did not have an interest in until after the period shown. 3) Annual Average (January 2021 – June 2023) and excludes transient RV sites. SUN OUTDOORS MYRTLE BEACH – CONWAY, SC COMPELLING SUPPLY – DEMAND FUNDAMENTALS -32.9% -30.1% 46.2% 4.2% 13.2%4.8% 0.8% 6.6% 5.4% 4.9% 2008 2009 2010 2011 2012 RV Shipments RV Revenue(2)  Over 6 million new camping households in 2022 vs. an average of 2 million per year 2015-2019  64% of campers camped more or replaced other types of trips with camping in 2022  Sun’s RV communities offer affordable vacations where the average trip is 2-3 hours from a customer’s home address  11% of RV campers rented from a private owner using a peer-to-peer listing service in 2022 32 35 37 39 39 42 48 57 58 2014 2015 2016 2017 2018 2019 2020 2021 2022 Annual Active Camping Households (in mms) 8% CAGR (1)

13Source: Company information, NMMA and U.S. Census Bureau. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2023, as well as Press Releases and SEC Filings after June 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. • Existing base of ~12 million registered boats within the U.S. and an estimated supply of 900K - 1 million leasable wet slips and dry storage racks • Shrinking supply of Marinas due to redevelopment of waterfront properties • Pre-owned boat sales under 30’ grew by ~17% from 2012- 2021 whereas sales for boats over 30’ increased ~52% • 49% of Marinas within our portfolio offer service, which increases membership tenure on average by 27% compared to non-service properties COMPELLING SUPPLY - DEMAND FUNDAMENTALS Boat Registrations by Length (2014-2021 CAGR) -1.1% 0.9% 1.2% 0.2% 0.5% < 16' 16'–25 26'–39 40'–65' > 65' C AG R Boat Length Portfolio average wet slip size: ~38’ • Dock Slip Count: 67 • Berth Size: 25’- 100’, Avg. 42’ • Average monthly rent for reconfigured dock is $39 / ft Wet Slip Reconfiguration – 2022 • Dock Slip Count: 62 • Berth Size: 25’- 100’, Avg. 35’ • Average monthly rent for dock was $26 / ft + 5 wet slips +7’ Berth size 53% WA rental rate increase Before After Average Wet Slip Rental Rate Increase Total for Safe Harbor Wickford Cove 3.0% 3.0% 5.8% 8.3% 2020 2021 2022 2023 • As boats become longer and wider, many marinas cannot keep up with increasing vessel size • Recent example of wet slip reconfiguration at Safe Harbor Wickford Cove in North Kingston, Rhode Island demonstrates higher rate achievement: Marinas

Multifamily REITsSun Communities 14  Resilient demand, high barriers to entry, and Sun’s investment and operational platform have resulted in consistent, and cycle tested organic cash flow growth  For more than 20 years, every individual year or rolling 4-quarter period, Sun has recorded positive same property NOI growth  Over the same period, Sun’s average annual same property NOI growth was 5.1%, which is ~200bps greater than that of multifamily REITs of 3.1% Same Property NOI Growth Quarterly Year-over-Year Growth Since 2000 Source: Citi Research, June 2023. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2023, as well as Press Releases and SEC Filings after June 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1) Multifamily REITs includes AIRC, AVB, CPT, EQR,ESS, IRT, MAA, and UDR. 2) REIT Industry includes Healthcare, Industrial, Manufactured Housing, Multifamily, Mall, Office, Self Storage, Shopping Center, Single Family Rental, Student Housing and Diversified REITs. (1) CAGR Since 2000 Sun Communities Multifamily REITs REIT Industry(1) (2) SUN’S TRACK RECORD OF GROWTH 5.1% 3.1% 3.2% (15.0%) (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2Q 00 2Q 01 2Q 02 2Q 03 2Q 04 2Q 05 2Q 06 2Q 07 2Q 08 2Q 09 2Q 10 2Q 11 2Q 12 2Q 13 2Q 14 2Q 15 2Q 16 2Q 17 2Q 18 2Q 19 2Q 20 2Q 21 2Q 22 2Q 23  Consistent, cycle-tested internal growth

15 Source: Company information and filings of Multi-family REITs listed in footnote (1). Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2023, as well as Press Releases and SEC Filings after June 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. 1) Multifamily REITs include AVB, CPT, EQR, ESS, MAA and UDR. 2) Reported core / normalized FFO used above except for CPT given lack of availability, for which basic is used instead. 2023E Core FFO/sh represents midpoint of guidance. 3) Figures on right hand side represent total uplift / associated CAGR. Indexed from 2018 90 100 110 120 130 140 150 160 170 180 2018 2019 2020 2021 2022 2023E Sun Communities Multifamily Core / Normalized FFO Per Share Growth(1)(2)(3) +56 / 9.3% +31 / 5.6% SUN’S TRACK RECORD OF GROWTH  Strong FFO Growth  Sun has generated greater FFO per share growth than Multifamily peers  8.3% Core FFO per share growth (10-year CAGR)  6.0% Core FFO per share yield

16  Multiple Levers Drive Resilient FFO and Cash Flow Growth Growth Levers Potential Annual Revenue Growth / Contribution - 5.0% weighted average rate increase for 2022 - Over 90% MH sites “market rent” or tied to CPI Contractual Rent Increases - ~95% MH Occupancy - Over 4K current sites available for occupancy gains - 1,000 – 1,300 expansion and development sites expected to be delivered in 2023 Occupancy Gains - $316mm invested capital since 2020, targeting 10 – 14% IRRs(1) - ~9,300 sites available for expansion in 2023 and beyond - Over 240 site deliveries in 1H23 Expansions - ~1,600 average yearly converted sites(2) - ~1,650 transient to annual RV conversions through August 2023 - ~50% of 27K transient sites in North America are candidates for conversion Transient to Annual RV Conversions SUN’S STRONG TRACK RECORD OF INTERNAL GROWTH Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2023, as well as Press Releases and SEC Filings after June 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. 1) Expected 5-year unlevered internal rate of return based on certain assumptions. 2) 2019 – 2022 average.

Payroll & benefits 34% Real estate taxes 19% Supplies & repair 13% Utilities 12% Other 12% Legal, local taxes & insurance 10% 17 SUN’S TRACK RECORD OF GROWTH 2023E Same Property Operating Expenses MH, RV and Marina combined MAJESTIC OAKS – ZEPHYRHILLS, FL SAFE HARBOR PIER 77 – BRADENTON, FL Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2023, as well as Press Releases and SEC Filings after June 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation.  Operating efficiencies support strong same property NOI results  Same property operating expense growth is projected to be 7.2 – 7.9% in 2023, despite 80% increase in insurance expense for Sun’s MH/RV same property portfolio

Unencumbered 77% Encumbered 23% 18 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2023, as well as Press Releases and SEC Filings after June 30, 2023, for additional information. Refer to information regarding non- GAAP financial measures in the attached Appendix. 1) As of June 30, 2023. 2) For further Debt breakdown, please refer to the Supplemental for the quarter ended June 30, 2023. 3) Calculated using trailing 12-months NOI for the quarter ended June 30, 2023. 82% fixed rate 18% variable rate Credit Statistics Rate Type(1) Upcoming Mortgage Maturities ($ in millions)(1) 2.1% 2.3% 0.9% 11.7% % of Total INVESTMENT GRADE BALANCE SHEET Encumbrance(1) Gross Asset Value 71% NOI Unencumbered(3) 77% Properties Unencumbered Total Debt Outstanding ($ in millions)(2) $118 $128 $51 $658 2023 2024 2025 2026 Drawn (USD)As of June 30, 2023 Drawn (USD): Senior Credit Facility $884.8 Revolving Credit Facilities 1,106.4Term Loan 1,991.2Total Drawn Under Senior Credit Facility 11.7Other Unsecured Term Loan $2,002.9 Total Line of Credit and Other Debt Outstanding $3,373.0 Mortgage Loans Payable (Secured Debt) 2,176.2 Unsecured Notes (Bonds) 61.9Preferred Equity / OP Units – Mandatorily Redeemable $7,614.0 Total Debt Outstanding 6.2xNet Debt/TTM EBITDA BBB Baa3

Environmental 19 ESG Highlights(1)  Our board and executive leadership are committed to sustainable business practices that benefit all stakeholders including the broader communities in which we operate  Current initiatives to advance our ESG platform include policy enhancement, establishing environmental targets and expanding our data coverage Social Sun University Internal training program, Sun University, offers over 200 courses to team members IDEA Launched Inclusion, Diversity, Equity and Access Initiative Governance BoD Nominating and Corporate Governance Committee Formally oversees all ESG initiatives Enterprise Risk Management Committee Identifies, monitors and mitigates risks across the organization Executive Manager Certification Development program for community & resort managers to support career growth BoD Composition 33% female and 78% independent Sun Unity Sun’s social responsibility program, +9,000 volunteer hours in 2022, a 67% increase Comprehensive Policies and Procedures Foster sound corporate governance Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2023, as well as Press Releases and SEC Filings after June 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1) Performance and initiatives for the 2022 reporting year are referenced. Climate Change Goals Goal to achieve Carbon Neutrality by 2035 and Net Zero Emissions by 2045 On Site Solar Installations Generated 8030 mwh of electricity, ~2% of total electrical need Framework Reporting Reported to GRESB, DJSI and CDP GRESB 2022 survey score increased over 40% from the prior year, in line with our peers ROBUST ESG INITIATIVES

APPENDIX SUN RETREATS REHOBOTH BAY – MILLSBORO, DE

21 Renting – MH vs. Other Rental Options  Manufactured homes in Sun’s communities provide 25% more space at ~51% less cost per square foot Manufactured Homes in Sun’s Communities RENT   $1,261 per month Other Rental Options(1) $2,062 per month SQUARE FOOTAGE PRICE 1,250 sq. ft. 1,000 sq. ft. $1.00 per sq. ft. $2.06 per sq. ft. Source: Company Information and Zillow – U.S. Median Monthly Rent (Zillow rent index, July 2023). 1) Other rental options include multi-family, single family and duplex two-bedroom rentals. COMPELLING SUPPLY – DEMAND FUNDAMENTALS

Transient Site  Site revenue limited mainly to peak season months during the winter for this resort 31.7% Occupancy $53 Avg. Daily Rate $6,158 Annual Rent Annual Site Conversion 100% Occupancy $26 Avg. Daily Rate $9,324 Annual Rent Site Revenue Annual Pick-Up Upon Conversion in First Year 51% Site Revenue Growth  Transient RV site conversions to annual leases have historically increased revenue per site by 40-60% for the first full year after conversion and increases our annual RV sites  2,257 transient to annual RV conversions in 2022 and ~1,650 through the end of August 2023  Recent example from Marco Naples RV Resort in Naples, FL: Source: Company information. MARCO NAPLES RV RESORT – NAPLES, FL MARCO NAPLES RV RESORT – NAPLES, FL CONVERSION OF RV TRANSIENT-TO-ANNUAL LEASES GENERATES SIGNIFICANT UPLIFT IN REVENUE 22

7.7% 8.0% - 9.0% FY22 vs. FY21 FY23E vs. FY22 23 135 Marinas in 24 States ~39,100 Wet Slips ~84% Marinas with Waitlists 81% Marinas Located in Coastal Markets(2) 76% Marinas Owned Fee Simple(3) ~9,100 Dry Storage Spaces(1) 48,200 Approximate Members 95% Annual Rental Revenue 8.2 Years Average Member Tenure Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2023, as well as Press Releases and SEC Filings after June 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. 1) Dry Storage Spaces include Indoor Storage. 2) Calculation of Marinas located in coastal markets include those along the Great Lakes. 3) 33 currently owned Marinas operate with underlying ground leases with a weighted average remaining term of ~35 years. Service Offerings Keep Members in Network Average Marina member tenure (in years)  On average, member tenure at properties offering service are 27% longer than at non-service properties  Service availability drives premium rental rates for wet slips and dry storage spaces Marina Same Property Year-Over-Year NOI Growth Unmatched in Scale, Portfolio Quality and Depth of Network Offering # of owned Marinas – as of June 30, 2023 PREMIER OWNER / OPERATOR OF MARINAS 6.5 6.0 9.4 8.8 8.2 8.1 5.6 5.0 6.4 7.0 6.7 6.0 2017 2018 2019 2020 2021 2022 Service Non-Service 135 74 59 23

24 Investors and analysts following the real estate industry use non-GAAP supplemental performance measures, including net operating income ("NOI"), earnings before interest, tax, depreciation and amortization ("EBITDA") and funds from operations ("FFO") to assess REITs. The Company believes that NOI, EBITDA and FFO are appropriate measures given their wide use by and relevance to investors and analysts. Additionally, NOI, EBITDA and FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation calculations used to measure financial position, performance, and value. NOI provides a measure of rental operations that does not factor in depreciation, amortization, and non-property specific expenses such as general and administrative expenses. EBITDA provides a further measure to evaluate ability to incur and service debt; EBITDA also provides further measures to evaluate the Company's ability to fund dividends and other cash needs. FFO, reflecting the assumption that real estate values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets. NOI Total Portfolio NOI - The Company calculates NOI by subtracting property operating expenses and real estate taxes from operating property revenues. NOI is a non-GAAP financial measure that the Company believes is helpful to investors as a supplemental measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. The Company uses NOI as a key measure when evaluating performance and growth of particular properties and / or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense and non-property specific expenses such as general and administrative expenses, all of which are significant costs. Therefore, NOI is a measure of the operating performance of the properties of the Company rather than of the Company overall. The Company believes that NOI provides enhanced comparability for investor evaluation of properties performance and growth over time. The Company believes that GAAP net income (loss) is the most directly comparable measure to NOI. NOI should not be considered to be an alternative to GAAP net income (loss) as an indication of the Company's financial performance or GAAP cash flow from operating activities as a measure of the Company's liquidity; nor is it indicative of funds available for the Company's cash needs, including its ability to make cash distributions. Because of the inclusion of items such as interest, depreciation and amortization, the use of GAAP net income (loss) as a performance measure is limited as these items may not accurately reflect the actual change in market value of a property, in the case of depreciation and in the case of interest, may not necessarily be linked to the operating performance of a real estate asset, as it is often incurred at a parent company level and not at a property level. Same Property NOI - This is a key management tool used when evaluating performance and growth of the Company's Same Property portfolio. The Company believes that Same Property NOI is helpful to investors as a supplemental comparative performance measure of the income generated from the Same property portfolio from one period to the next. Same Property NOI does not include the revenues and expenses related to home sales, service, retail, dining and entertainment activities at the properties. EBITDA EBITDAre - NAREIT refers to EBITDA as "EBITDAre" and calculates it as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus or minus losses or gains on the disposition of depreciated property (including losses or gains on change of control), plus impairment write-downs of depreciated property and of investments in nonconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity's share of EBITDAre of nonconsolidated affiliates. EBITDAre is a non-GAAP financial measure that the Company uses to evaluate its ability to incur and service debt, fund dividends and other cash needs and cover fixed costs. Investors utilize EBITDAre as a supplemental measure to evaluate and compare investment quality and enterprise value of REITs. Investors utilize EBITDAre as a supplemental measure to evaluate and compare investment quality and enterprise value of REITs. Recurring EBITDA - The Company also uses EBITDAre excluding certain gain and loss items that management considers unrelated to measurement of the Company's performance on a basis that is independent of capital structure ("Recurring EBITDA"). The Company believes that GAAP net income (loss) is the most directly comparable measure to EBITDAre. EBITDAre is not intended to be used as a measure of the Company's cash generated by operations or its dividend-paying capacity and should therefore not replace GAAP net income (loss) as an indication of the Company's financial performance or GAAP cash flow from operating, investing and financing activities as measures of liquidity. FFO FFO - NAREIT defines FFO as GAAP net income (loss), excluding gains (or losses) from sales of depreciable operating property, plus real estate related depreciation and amortization, real estate related impairments, and after adjustments for nonconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure that management believes is a useful supplemental measure of the Company's operating performance. By excluding gains and losses related to sales of previously depreciated operating real estate assets, real estate related impairment and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not readily apparent from GAAP net income (loss). Management believes the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Core FFO Core FFO - In addition to FFO, the Company uses FFO excluding certain gain and loss items that management considers unrelated to the operational and financial performance of the Company's core business ("Core FFO"). The Company believes that Core FFO provides enhanced comparability for investor evaluations of period-over-period results. The Company believes that GAAP net income (loss) is the most directly comparable measure to FFO. The principal limitation of FFO is that it does not replace GAAP net income (loss) as a financial performance measure or GAAP cash flow from operating activities as a measure of the Company's liquidity. Because FFO excludes significant economic components of GAAP net income (loss) including depreciation and amortization, FFO should be used as a supplement to GAAP net income (loss) and not as an alternative to it. Furthermore, FFO is not intended as a measure of a REIT's ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO is calculated in accordance with the Company's interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that interpret the NAREIT definition differently. DEFINED NON-GAAP TERMS

25 (amounts in millions except per share data) Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2023, as well as Press Releases and SEC Filings after June 30, 2023, for additional information. NET INCOME TO FFO RECONCILIATION June 30, 2023 June 30, 2022 June 30, 2023 June 30, 2022 December 31, 2022 December 31, 2021 December 31, 2020 Net Income Attributable to SUI Common Shareholders 89.8$ 74.0$ 59.7$ 74.7$ 242.0$ 380.2$ 131.6$ Adjustments Depreciation and amortization 163.4 149.4 318.3 297.1 599.6 521.9 376.9 Depreciation on nonconsolidated affiliates 0.1 0.1 0.1 0.1 0.1 0.1 0.1 Asset impairments 6.5 0.1 8.9 0.7 3.0 - - (Gain) / loss on remeasurement of marketable securities (5.8) 32.3 14.1 66.8 53.4 (33.5) (6.1) (Gain) / loss on remeasurement of investment in nonconsolidated affiliates - (0.4) 4.5 (0.5) 2.7 0.2 1.6 (Gain) / loss on remeasurement of notes receivable 0.1 - 1.8 (0.2) 0.8 (0.7) 3.3 (Gain) / loss on dispositions of properties, including tax effect 0.8 0.1 4.3 (13.3) (12.2) (108.1) (5.6) Add: Returns on preferred OP units 1.5 3.4 5.2 6.7 9.5 4.0 2.2 Add: Income / (loss) attributable to noncontrolling interests 3.3 4.2 (1.1) 2.0 10.4 14.7 7.9 Gain on dispositions of assets, net (10.6) (17.2) (18.5) (32.3) (54.9) (60.5) (22.2) FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities 249.1$ 246.0$ 397.3$ 401.8$ 854.4$ 718.3$ 489.7$ Adjustments Business combination expense and other acquisition related costs 4.9 17.8 11.4 20.9 47.4 10.0 25.3 Loss on extinguishment of debt - 0.1 - 0.4 4.4 8.1 5.2 Catastrophic event-related charges, net (0.1) 0.2 0.9 0.2 17.5 2.2 0.9 Loss of earnings - catastrophic event-related charges, net 5.5 - 11.0 - 4.8 0.2 - (Gain) / loss on foreign currency exchanges (2.7) (9.0) - (6.8) (5.4) 3.7 (7.7) Other adjustments, net (7.1) (0.5) (10.7) 1.4 0.4 16.2 2.2 Core FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities 249.6$ 254.6$ 409.9$ 417.9$ 923.5$ 758.7$ 515.6$ Weighted Average Common Shares Outstanding - Basic 123.4 120.0 123.4 117.6 120.2 112.6 97.5 Weighted Average Common Shares Outstanding - Diluted 127.4 126.0 128.6 123.9 125.6 116.5 101.3 FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities Per Share 1.95$ 1.95$ 3.09$ 3.24$ 6.80$ 6.16$ 4.83$ Core FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities Per Share 1.96$ 2.02$ 3.19$ 3.37$ 7.35$ 6.51$ 5.09$ Year EndedSix Months EndedThree Months Ended

26 (amounts in millions) Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2023, as well as Press Releases and SEC Filings after June 30, 2023, for additional information. NET INCOME TO NOI RECONCILIATION June 30, 2023 June 30, 2022 June 30, 2023 June 30, 2022 December 31, 2022 December 31, 2021 December 31, 2020 Net Income Attributable to SUI Common Shareholders 89.8$ 74.0$ 59.7$ 74.7$ 242.0$ 380.2$ 131.6$ Interest income (14.0) (7.3) (25.4) (14.1) (35.2) (12.2) (10.1) Brokerage commissions and other revenues, net (9.8) (8.6) (19.3) (16.6) (34.9) (30.2) (17.2) General and administrative 62.3 62.2 126.2 117.9 256.8 181.3 109.5 Catastrophic event-related charges, net (0.1) 0.1 0.9 0.1 17.5 2.2 0.9 Business combination expense 0.2 15.0 3.0 15.5 24.7 1.4 23.0 Depreciation and amortization 164.1 150.1 319.7 298.0 601.8 522.7 376.9 Asset impairments 6.5 0.1 8.9 0.7 3.0 - - Loss on extinguishment of debt - 0.1 - 0.4 4.4 8.1 5.2 Interest expense 79.2 55.3 155.8 100.5 229.8 158.6 129.1 Interest on mandatorily redeemable preferred OP units / equity 0.9 1.1 1.9 2.1 4.2 4.2 4.2 (Gain) / loss on remeasurement of marketable securities (5.8) 32.3 14.1 66.8 53.4 (33.5) (6.1) (Gain) / loss on foreign currency exchanges (2.7) (9.0) - (6.8) (5.4) 3.7 (7.7) (Gain) / loss on disposition of properties 0.6 0.1 2.2 (13.3) (12.2) (108.1) (5.6) Other (income) / expense, net 0.8 (0.4) 1.8 0.2 2.1 12.1 5.2 (Gain) / loss on remeasurement of notes receivable 0.1 - 1.8 (0.2) 0.8 (0.7) 3.3 (Income) / loss from nonconsolidated affiliates 0.7 (0.9) 0.9 (1.8) (2.9) (4.0) (1.7) (Gain) / loss on remeasurement of investment in nonconsolidated - (0.4) 4.5 (0.5) 2.7 0.2 1.6 Current tax expense 5.4 3.9 9.3 5.2 10.3 1.2 0.8 Deferred tax expense / (benefit) (7.7) (0.3) (12.3) (0.3) (4.2) 0.1 (1.6) Preferred return to preferred OP units / equity interests 3.3 3.1 5.7 6.1 11.0 12.1 6.9 Add: Income / (loss) attributable to noncontrolling interests 4.4 4.2 (0.8) 2.0 10.8 21.5 8.9 NOI 378.2$ 374.7$ 658.6$ 636.6$ 1,380.5$ 1,120.9$ 757.1$ June 30, 2023 June 30, 2022 June 30, 2023 June 30, 2022 December 31, 2022 December 31, 2021 December 31, 2020 Real Property NOI 317.6$ 300.0$ 572.3$ 537.6$ 1,167.0$ 1,002.6$ 721.3$ Home Sales NOI 41.4 49.8 64.5 68.6 154.6 74.4 28.6 Service, retail dining and entertainment NOI 19.2 24.9 21.8 30.4 58.9 43.9 7.2 NOI 378.2$ 374.7$ 658.6$ 636.6$ 1,380.5$ 1,120.9$ 757.1$ Year Ended Year Ended Three Months Ended Three Months Ended Six Months Ended Six Months Ended

27 Consolidated Real Property NOI 1Q222Q223Q224Q221Q232Q23 (amounts in millions) MH $143.5$142.8$141.6$143.1$150.6$151.3North America NA15.425.210.46.317.4UK $143.5$158.2$166.8$153.5$156.9$168.7Total MH 50.178.8127.046.045.876.5RV 44.063.077.858.352.072.4Marina $237.6$300.0$371.6$257.8$254.7$317.6Real property NOI Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2023, as well as Press Releases and SEC Filings after June 30, 2023, for additional information. 1) Certain prior period amounts have been reclassified to conform with current presentation, with no effect on net income. These include reclassification of certain revenues and expenses between Real property and Service, retail, dining and entertainment within our Marina segment. There was no impact to prior period net income, shareholders equity or cash flows for any of the reclassifications. Further, the reclassification had no impact on previously reported total marina net operating income ("NOI"). SUN OUTDOORS NORTH MOAB – MOAB, UT CONSOLIDATED NOI BY SEGMENT (1)(1)

28 (amounts in millions) Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2023, as well as Press Releases and SEC Filings after June 30, 2023, for additional information. NET INCOME TO RECURRING EBITDA RECONCILIATION June 30, 2023 June 30, 2022 June 30, 2023 June 30, 2022 December 31, 2022 December 31, 2021 December 31, 2020 Net Income Attributable to SUI Common Shareholders 89.8$ 74.0$ 59.7$ 74.7$ 242.0$ 380.2$ 131.6$ Adjustments Depreciation and amortization 164.1 150.1 319.7 298.0 601.8 522.7 376.9 Asset impairments 6.5 0.1 8.9 0.7 3.0 - - Loss on extinguishment of debt - 0.1 - 0.4 4.4 8.1 5.2 Interest expense 79.2 55.3 155.8 100.5 229.8 158.6 129.1 Interest on mandatorily redeemable preferred OP units / equity 0.9 1.1 1.9 2.1 4.2 4.2 4.2 Current tax expense 5.4 3.9 9.3 5.2 10.3 1.2 0.8 Deferred tax (benefit) / expense (7.7) (0.3) (12.3) (0.3) (4.2) 0.1 (1.6) (Income) / loss from nonconsolidated affiliates 0.7 (0.9) 0.9 (1.8) (2.9) (4.0) (1.7) Less: (Gain) / loss on dispositions of properties 0.6 0.1 2.2 (13.3) (12.2) (108.1) (5.6) Less: Gain on dispositions of assets, net (10.6) (17.2) (18.5) (32.3) (54.9) (60.5) (22.2) EBITDAre 328.9$ 266.3$ 527.6$ 433.9$ 1,021.3$ 902.5$ 616.7$ Adjustments Catastrophic event-related charges, net (0.1) 0.1 0.9 0.1 17.5 2.2 0.9 Business combination expense 0.2 15.0 3.0 15.5 24.7 1.4 23.0 (Gain) / loss on remeasurement of marketable securities (5.8) 32.3 14.1 66.8 53.4 (33.5) (6.1) (Gain) / loss on foreign currency exchanges (2.7) (9.0) - (6.8) (5.4) 3.7 (7.7) Other (income) / expense, net 0.8 (0.4) 1.8 0.2 2.1 12.1 5.2 (Gain) / loss on remeasurement of notes receivable 0.1 - 1.8 (0.2) 0.8 (0.7) 3.3 (Gain) / loss on remeasurement of investment in nonconsolidated - (0.4) 4.5 (0.5) 2.7 0.2 1.6 Preferred return to preferred OP units / equity interests 3.3 3.1 5.7 6.1 11.0 12.1 6.9 Add: Income / (loss) attributable to noncontrolling interests 4.4 4.2 (0.8) 2.0 10.8 21.5 8.9 Add: Gain on dispositions of assets, net 10.6 17.2 18.5 32.3 54.9 60.5 22.2 Recurring EBITDA 339.7$ 328.4$ 577.1$ 549.4$ 1,193.8$ 982.0$ 674.9$ Year EndedThree Months Ended Six Months Ended